UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-13817	11-2908692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7908 N. Sam Houston Parkway W. 5th Floor Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 931-8884

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective August 1, 2008, the Board of Directors of Boots & Coots International Well Control, Inc. (the “Company”) approved the amendment and restatement of the Company’s 2004 Long Term Incentive Plan (the “LTIP”).  The amendments to the LTIP supplemented the permitted types of awards under the LTIP with the addition of stock appreciate rights (SARs) that may be settled in stock, cash or a combination of stock and cash at the election of the Company.  In addition, the amendments to the Plan clarify that the Company may utilize electronic delivery of shares of common stock to plan participants as an alternative to the physical delivery of stock certificates and implemented provisions conforming to the recently enacted requirements of Section 409A of the Internal Revenue Code.  A copy of the 2004 Long Term Incentive Plan, as amended and restated effective August 1, 2008, is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2008, the Compensation Committee of the Board of Directors of the Company approved the issuance of SARs under the Company’s LTIP to Jerry Winchester, the Company’s President and Chief Executive Officer, and Dewitt Edwards, the Company’s Chief Operating Officer.  Mr. Winchester was awarded SARs for 150,000 shares of the Company’s common stock at an exercise price of $2.58 per share, and Mr. Edwards was awarded SARs for 100,000 shares of the Company’s common stock at an exercise price of $2.58 per share.  The exercise price of the SARs is equal to the closing stock price of the Company’s common stock on the American Stock Exchange on August 1, 2008.

SARs represent the right to receive, at the election of the Company, cash or shares of common stock of the Company equal to the amount by which the fair market value of a share of the Company’s common stock on the date of exercise exceeds the exercise price per share of the SAR.  The SARs awarded to Messrs. Winchester and Edwards vest in four equal annual installments, with the first installment vesting on the one-year anniversary of the date of the award, and expire six years from the date of the award.  A form of Stock Appreciation Rights Agreement utilized by the Company is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	2004 Long Term Incentive Plan (amended and restated as of August 1, 2008)
10.2	Form of Stock Appreciation Rights Agreement under 2004 Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOTS & COOTS INTERNATIONAL WELL
CONTROL, INC.

Date:	August 6, 2008	By:	/s/ Jerry Winchester
Jerry Winchester
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2004 Long Term Incentive Plan (amended and restated as of August 1, 2008)
10.2	Form of Stock Appreciation Rights Agreement under 2004 Long Term Incentive Plan